EXECUTION VERSION

WAIVER AND AMENDMENT NO. 3 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of February 17, 2017
WAIVER AND AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among Computer Sciences Corporation, a Nevada corporation (“CSC”), the Lenders (as defined below) party hereto, Citibank, N.A., as administrative agent (the “Agent”) for the Lenders, Citicorp International Limited (CIL HK) (the “Tranche B Sub-Agent”) and Citibank International PLC, London Branch (the “Swing Line Sub-Agent”).
PRELIMINARY STATEMENTS:
(1)    CSC, the Designated Subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, the Swing Line Sub Agent and the Tranche B Sub Agent are parties to an Amended and Restated Credit Agreement dated as of October 11, 2013 (as amended by Amendment No. 1 to the Credit Agreement dated as of April 21, 2016 and Amendment No. 2 to the Credit Agreement dated as of June 21, 2016, as supplemented by Incremental Assumption Agreement dated as of June 15, 2016, Second Incremental Assumption Agreement dated as of July 25, 2016 and Third Incremental Assumption Agreement dated as of December 30, 2016, the Designation Agreement dated October 11, 2013 designating CSC Computer Sciences EMEA Finance Limited, CSC Computer Sciences Limited and CSC Computer Sciences UK Holdings Limited as Designated Subsidiaries under the Credit Agreement, the Designation Agreement dated October 11, 2013 designating CSC Japan, LLC as a Designated Subsidiary under the Credit Agreement, the Designation Agreement dated October 11, 2013 designating CSC Australia Pty. Limited as a Designated Subsidiary under the Credit Agreement, and the Designation Agreement dated October 11, 2013 designating CSC Asia Holdings Pte Ltd and CSC Technology Singapore Pte Ltd. as Designated Subsidiaries under the Credit Agreement, the Designation Agreement dated December 4, 2014 designating CSC Computer Sciences Capital S.à.r.l., CSC Computer Sciences Holdings S.à.r.l. and CSC Computer Sciences International S.à.r.l. as Designated Subsidiaries under the Credit Agreement, the Designated Subsidiary Termination Notice dated December 29, 2016 terminating CSC Asia Holdings Pte Ltd as a Designated Subsidiary under the Credit Agreement, and as further modified by the Request for Extension of Commitment Termination Date dated September 4, 2014, the Request for Extension of Commitment Termination Date dated September 1, 2015 and the Request for Extension of Commitment Termination Date dated September 1, 2016 and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    CSC is party to that certain Agreement and Plan of Merger dated as of May 24, 2016 among Hewlett Packard Enterprise Company (“HPE”), Everett SpinCo, Inc., a Delaware corporation (“Everett”), CSC and Everett Merger Sub Inc. (“Old Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger dated as of November 2, 2016 among HPE, Everett, New Everett Merger Sub Inc., a Nevada corporation and a wholly-

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owned direct subsidiary of Everett (“New Merger Sub”), CSC and Old Merger Sub and as further amended by the Second Amendment to Agreement and Plan of Merger dated as of December 6, 2016 among HPE, Everett, New Merger Sub, CSC and Old Merger Sub (as so amended, the “Merger Agreement”), pursuant to which New Merger Sub intends to merge with and into CSC, with CSC continuing as the surviving corporation (the “Merger”).
(3)    CSC desires to (i) amend the Credit Agreement to replace CSC as the “Company” thereunder with Everett and (ii) be designated as a Designated Subsidiary under the Credit Agreement, in each case upon consummation of the Merger.
(4)    Pursuant to Section 9.01 of the Credit Agreement, the Majority Lenders, or, in the case of certain provisions, all affected Lenders, may grant written waivers or consents under, and enter into written agreements amending or changing any provision of, the Credit Agreement.
(5)    The parties hereto desire to provide the waivers, consents and amendments set forth below on the terms as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Limited Waiver.
At the request of CSC, the Lenders hereby waive any Potential Event of Default or Event of Default which may arise under Section 6.01(h) of the Credit Agreement as a result of the Merger (the “Waiver”). The waiver granted pursuant to this Section 1 shall be limited precisely as written, and shall not extend to any Potential Event of Default or Event of Default under any other provision of the Credit Agreement.
SECTION 2.    Certain Amendments to Credit Agreement.The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)    The list of “Arrangers” on the cover page of the Credit Agreement is amended and restated in its entirety as follows:
LLOYDS SECURITIES INC.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
MIZUHO BANK, LTD., RBC CAPITAL MARKETS, and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
(b)    The preamble to the Credit Agreement is amended by replacing the expression “(“Company”)” with the expression “(“CSC”)”.
(c)    (i) The following definition of “Company” is added to Section 1.01 in the appropriate alphabetical order:

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“Company” means (x) prior to the consummation of the Merger, CSC and (y) following the consummation of the Merger, Everett;
(ii) Following the consummation of the Merger, all references to “Computer Sciences Corporation” (other than in the definition of “CSC” and the preamble to the Credit Agreement (in each case after giving effect to this Amendment) and schedule 1.01 to the Credit Agreement) in the Credit Agreement shall be deemed to be references to “Everett SpinCo, Inc.”;
(d)    Section 1.01 is amended as follows:
(i)    The following definitions are added in the appropriate alphabetical order:
“Amendment No. 3” means that certain Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement dated as of February 17, 2017 among CSC, the Lenders party thereto, the Agent, the Tranche B Sub-Agent and the Swing Line Sub-Agent.
“CSC” means Computer Sciences Corporation, a Nevada corporation.
“Everett” means Everett SpinCo, Inc., a Delaware corporation (expected to be reincorporated in Nevada immediately prior to consummation of the Merger).
“Form S-4” means the Form S-4 Registration Statement originally filed with the SEC on November 2, 2016, as amended prior to the Assumption Effective Date (as defined in Amendment No. 3).
“HPE” means Hewlett Packard Enterprise Company, a Delaware corporation.
“HPE Exchange Act Report ” means, collectively, the Annual Reports of HPE on Form 10-K, from time to time, the Quarterly Reports on Form 10-Q, from time to time, and the Reports on Form 8-K of HPE filed with or furnished to the SEC from time to time.
“Merger” means the merger, pursuant to the Merger Agreement of Merger Sub with and into CSC, with CSC being the surviving entity.
“Merger Agreement” means the Agreement and Plan of Merger dated as of May 24, 2016 by and among HPE, Merger Sub and CSC (as amended or otherwise modified from time to time).
“Merger Sub” means New Everett Merger Sub Inc., a Nevada corporation and a direct, wholly-owned subsidiary of Everett.

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“Separation Agreement” means the Separation and Distribution Agreement dated as of May 24, 2016 between HPE and Everett (as amended or otherwise modified from time to time).
“Special Dividend” means the distribution to be made by Everett to HPE, in an amount of up to approximately $3,008,250,000 in connection with the Spin Transaction.
“Spin Transaction” means the distribution by HPE to the shareholders of the common stock of Everett as described in the Form S-4, and in accordance with the Separation Agreement and in other filings made by HPE and CSC with the SEC.
“Transactions” means (a) the Special Dividend, (b) the Spin Transaction, (c) the Merger and (d) the incurrence of indebtedness to finance the foregoing.
(ii)    The definition of “Consolidated EBITDA” is amended by (x) adding, in subclause (b)(xvi) thereof, following the expression “in connection with”, the expression “(x) the Transactions or (y)”; and (y) replacing the reference to “$100,000,000” in subclause (b)(xvii) with “$250,000,000”;
(iii)    The definition of “Exchange Act Report” in Section 1.01 is amended and restated in its entirety as follows:
“Exchange Act Report” means (i) prior to the Merger, collectively, the Annual Reports of CSC on Form 10-K, from time to time, the Quarterly Reports on Form 10-Q, from time to time, and Reports on Form 8-K of CSC filed with or furnished to the SEC from time to time and (ii) from and after the Merger, collectively, the Form S-4, the Annual Reports of Everett, if any (and for dates and periods prior to the Merger, CSC) on Form 10-K, from time to time, the Quarterly Reports on Form 10-Q, from time to time, and Reports on Form 8-K of Everett, if any (and for dates and periods prior to the Merger, CSC) filed with or furnished to the SEC from time to time.
(e)    Section 2.20(a) is amended by replacing the reference to “$10,000,000” in subclause (A) with “$5,000,000”;
(f)    Sections 4.01(f), 4.01(h), and 4.01(m) are amended and restated in their entirety as follows:
“(f)    Litigation. There is no pending or (to the knowledge of the Company) threatened investigation, action or proceeding against the Company or any of its Subsidiaries before any court, governmental agency or arbitrator which (i) except as disclosed in the Exchange Act Reports filed prior to the Effective

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Date and the HPE Exchange Act Reports filed prior to February 17, 2017, would, if adversely determined, reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, or (ii) purports to affect the legality, validity or enforceability of this Agreement.”
“(h)    Payment of Taxes. Except as disclosed in the Exchange Act Reports filed prior to the Effective Date and the HPE Exchange Act Reports filed prior to February 17, 2017, the Company and each of its Significant Subsidiaries have filed or caused to be filed all Tax returns (federal, state, local and foreign) required to be filed and paid all amounts of Taxes shown thereon to be due, including interest and penalties, except (i) for such Taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Company or any such Subsidiary, as the case may be and (ii) to the extent that the failure to file such returns or pay such Taxes would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole.”
“(m)    Environmental Matters. Except as disclosed in the Exchange Act Reports filed prior to the Effective Date and the HPE Exchange Act Reports filed prior to February 17, 2017, (i) the Company and each of its Subsidiaries is in compliance with all Environmental Laws except to the extent any non-compliance would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, and (ii) there has been no “release or threatened release of a hazardous substance” (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance, pollutant or other materials from the Company’s or its Subsidiaries’ property other than as permitted under applicable Environmental Law and other than those which would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. Other than disposals for which the Company has been indemnified in full, all “hazardous waste” (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. and the regulations thereunder, 40 CFR Part 261 (“RCRA”)) generated at the Company’s or any Subsidiaries’ properties have in the past been and shall continue to be disposed of at sites which maintain valid permits under RCRA and any applicable state or local Environmental Law, except to the extent where the failure to so dispose would not reasonably be expected have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole.”
(g)    Section 5.01(c) is amended and restated in its entirety as follows:

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“The Company will, and will cause each of its Significant Subsidiaries to, at all times maintain its fundamental business and preserve and keep in full force and effect its corporate existence and all material rights, franchises and licenses necessary or desirable in the normal conduct of its business, in each case as applicable, except (i) Everett shall be permitted to reincorporate as a Nevada corporation, (ii) as permitted under Section 5.02(b) and (iii) if, in the reasonable business judgment of the Company, it is in the business interest of the Company or such Subsidiary not to preserve and maintain such legal existence (except with respect to the Company), rights (charter and statutory), franchises and licenses, and such failure to preserve the same would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole.”
(h)    Section 5.02(a)(viii) is amended and restated in its entirety as follows:
“(viii)    Liens, other than Liens described in clauses (i) through (vii) and in clauses (ix) and (x), to secure Debt not in excess of an aggregate of the greater of $500,000,000 and 5% of the shareholders’ equity of the Company.”
(i)    Section 6.01(g)(i) is amended and restated in its entirety as follows:

“(i)
There occurs one or more ERISA Events which individually or in the aggregate results in liability to the Company or any of its ERISA Affiliates in excess of $250,000,000 over the amount previously reflected for any such liabilities, in accordance with GAAP, on the financial statements delivered pursuant to Section 4.01(e), or the consolidated balance sheet of Everett as at October 31, 2016, and the related consolidated statements of operations, cash flows and stockholders’ equity of Everett for the first fiscal year then ended; or”; and

(j)    Section 9.04(c) is amended by replacing the word “count” with the word “court”.
SECTION 3.    Conditions to Effectiveness.
(a)    The Waiver and the amendments to the Credit Agreement set forth in Section 2 above (other than Section 2(c)) shall become effective on the first date on which the Agent shall have received counterparts hereof executed by CSC and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment.
(b)    Sections 4 and 5 and the amendments to the Credit Agreement set forth in Section 2(c) shall become effective on the first date (the “Assumption Effective Date”) on which the following conditions are satisfied:
(i)    The Agent shall have received the following:

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(a)    counterparts hereof executed by CSC and all of the Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment;
(b)    an Assumption Agreement executed by CSC and Everett substantially in the form of Annex 1 hereto relating to Everett’s assumption of the obligations of CSC under the Credit Agreement;
(c)    a Designation Agreement executed by CSC and Everett, substantially in the form of Annex II hereto relating to Everett’s designation of CSC as a Designated Subsidiary under the Credit Agreement;
(d)    a certificate of an authorized officer of Everett, dated the Assumption Effective Date, (A) certifying the names and true signatures of the officers of Everett authorized to sign the Assumption Agreement and any other documents to be delivered by Everett in connection with the Assumption Agreement, (B) attaching and certifying the correctness and completeness of the copies of Everett’s Certificate of Incorporation and Bylaws, (C) attaching and certifying the correctness and completeness of copies of the resolutions of the Board of Directors or similar governing body of Everett, approving the execution, delivery and performance of the Assumption Agreement and the other Loan Documents to which Everett is to be a party and (D) attaching a good standing certificate of Everett from the state of its organization, dated a recent date prior to the Assumption Effective Date;
(e)    no later than five Business Days in advance of the Assumption Effective Date, all documentation and other information reasonably requested with respect to Everett in writing by any Lender at least ten Business Days in advance of the Assumption Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;
(f)    a certificate of an authorized officer of Everett, dated the Assumption Effective Date, stating that (i) the representations and warranties of Everett (after giving effect to this Amendment including Section 2(c) hereof) contained in Article IV of the Credit Agreement are correct, (ii) no Event of Default or Potential Event of Default exists on and as of the Assumption Effective Date and (iii) the “Guarantee Release Date” (as defined in the form of Guaranty set forth as Exhibit B to the Term Loan Credit Agreement dated as of December 16, 2016 among Everett, the lenders parties thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, as amended, supplemented or otherwise modified on or prior to the Assumption Effective Date) has

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occurred or shall occur substantially concurrently with the Assumption Effective Date; and
(g)    a favorable legal opinion of in house legal counsel of Everett, dated the Assumption Effective Date; and
(ii)    The Merger shall have been consummated or shall be consummated substantially concurrently with the Assumption Effective Date.
SECTION 4.    Discharge and Release on the Assumption Effective Date.
The Agent and each Lender party hereto acknowledges and agrees that, on the Assumption Effective Date and substantially simultaneously with the consummation of the Merger, without further action by any person or entity: (a) all indebtedness and other obligations of CSC as the “Company” under or in respect of the Credit Agreement and each other Loan Document shall be assumed by Everett and (b) CSC shall be released from all indebtedness and other obligations under the Credit Agreement and any other Loan Document as the “Company”.
SECTION 5.    Designation of CSC as a Designated Subsidiary.
Each of the Agent, the Tranche B Sub-Agent, the Swing Line Sub-Agent and each Lender acknowledges and agrees that, on the Assumption Effective Date and substantially simultaneously with the consummation of the Merger, CSC shall become a Designated Subsidiary under the Credit Agreement and hereby waives any notice required by Section 9.08 of the Credit Agreement in respect thereof.
SECTION 6.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.(a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(a)        The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 7.    Costs and Expenses.CSC agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection

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with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 8.    Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9.    Governing Law.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
COMPUTER SCIENCES CORPORATION, a Nevada corporation
By:    /s/ H.C. Charles Diao
Name:    H.C. Charles Diao
Title:    Vice President, Finance and
Corporate Treasurer

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CITIBANK, N.A.,
as Agent and a Lender
By /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

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BANK OF AMERICA, N.A.,
as a Lender
By /s/ Patrick Martin
Name: Patrick Martin
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender
By /s/ Lillian Kim
Name: Lillian Kim
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender
By /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director
BARCLAYS BANK PLC,
as a Lender
By /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

ROYAL BANK OF CANADA,
as a Lender
By /s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

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THE BANK OF NOVA SCOTIA,
as a Lender
By /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender
By /s/ Jonathan Eady
Name: Jonathan Eady
Title: Vice President

WELLS FARGO BANK, N.A.,
as a Lender
By /s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender
By /s/ Tom Kang
Name: Tom Kang
Title: Head of TMT Coverage
By /s/ Anne Culver
Name: Anne Culver
Title: TMT Coverage

DANSKE BANK A/S,
as a Lender
By /s/ Merete Ryvald-Christensen
Name: Merete Ryvald-Christensen
Title: Chief Loan Manager

By /s/ Gert Carstens
Name: Gert Carstens
Title: Senior Loan Manager

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DBS BANK LTD.,
as a Lender
By /s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

GOLDMAN SACHS BANK USA,
as a Lender
By /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

LLOYDS BANK PLC,
as a Lender
By /s/ Daven Popat
Name: Daven Popat
Title: Sr. Vice President

By /s/ Joel Slomko
Name: Joel Slomko
Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By /s/ Melanie Koseba
Name: Melanie Koseba
Title: SVP

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STANDARD CHARTERED BANK,
as a Lender
By /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate

THE BANK OF NEW YORK MELLON,
as a Lender
By /s/ Daniel Koller
Name: Daniel Koller
Title: Authorized Signatory

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender
By /s/ Richard J. Ameny Jr.
Name: Richard J. Ameny Jr.
Title: Vice President

MIZUHO BANK, LTD.,
as a Lender
By /s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

SCOTIABANK EUROPE PLC,
as a Lender
By /s/ Matt Tuskin__
Name: Matt Tuskin
Title: Director

By /s/ Mark Lee___
Name: Mark Lee
Title: Managing Director

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CAPITAL ONE,
as a Lender
By /s/ Theresa M. Wills
Name: Theresa M. Wills
Title: Managing Director

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender
By /s/ Tracey Mu
Name: Tracey Mu
Title: Senior Associate

ANNEX I
[FORM OF]
ASSUMPTION AGREEMENT AND JOINDER
ASSUMPTION AGREEMENT AND JOINDER, dated as of [•], 2017 (this “Agreement”), made by Computer Sciences Corporation, a Nevada corporation (the “Initial Company”), and Everett SpinCo, Inc., a Nevada corporation (the “Replacement Company”), for the benefit of the Lenders from time to time party to the Credit Agreement (as hereinafter defined), Citibank, N.A., as administrative agent (the “Agent”) for such Lenders, Citicorp International Limited (CIL HK) (the “Tranche B Sub-Agent”) and Citibank International PLC, London Branch (the “Swing Line Sub-Agent”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Initial Company, the Designated Subsidiaries from time to time party thereto, the Lenders, the Agent, the Tranche B Sub-Agent and the Swing Line Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 11, 2013 (as amended by Amendment No. 1 to the Credit Agreement dated as of April 21, 2016 and Amendment No. 2 to the Credit Agreement dated as of June 21, 2016, as supplemented by Incremental Assumption Agreement dated as of June 15, 2016, Second Incremental Assumption Agreement dated as of July 25, 2016 and Third Incremental Assumption Agreement dated as of December 30, 2016, the Designation Agreement dated October 11, 2013 designating CSC Computer Sciences EMEA Finance Limited, CSC Computer Sciences Limited and CSC Computer Sciences UK Holdings Limited as Designated Subsidiaries under the Credit Agreement, the Designation Agreement dated October 11, 2013 designating CSC Japan, LLC as a Designated Subsidiary under the Credit Agreement, the Designation Agreement dated October 11, 2013 designating CSC Australia Pty. Limited as a Designated Subsidiary under the Credit Agreement, and the Designation Agreement dated October 11, 2013 designating CSC Asia Holdings Pte Ltd and CSC Technology Singapore Pte Ltd as Designated Subsidiaries under the Credit Agreement, the Designation Agreement dated December 4, 2014 designating CSC Computer Sciences Capital S.à.r.l., CSC Computer Sciences Holdings S.à.r.l. and CSC Computer Sciences International S.à.r.l. as Designated Subsidiaries under the Credit Agreement, the Designated Subsidiary Termination Notice dated December 29, 2016 terminating CSC Asia Holdings Pte Ltd as a Designated Subsidiary under the Credit Agreement, and as further modified by the Request for Extension of Commitment Termination Date dated September 4, 2014, the Request for Extension of Commitment Termination Date dated September 1, 2015 and the Request for Extension of Commitment Termination Date dated September 1, 2016, and as amended by Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement dated as of February 17, 2017 (“Amendment No. 3”) and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Initial Company is party to that certain Agreement and Plan of Merger dated as of May 24, 2016 among Hewlett Packard Enterprise Company (“HPE”), the Replacement Company, the Initial Company and Everett Merger Sub Inc. (“Old Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger dated as of November 2, 2016 among HPE, the Replacement Company, New Everett Merger Sub Inc., a Nevada corporation and a wholly-owned direct subsidiary of the Replacement Company (“New Merger Sub”), the Initial Company and Old Merger Sub and as further amended by the Second Amendment to Agreement and Plan of Merger dated as of December 6, 2016 among HPE, the Replacement Company, New Merger Sub, the Initial Company and Old Merger Sub (as so amended, the “Merger Agreement”), pursuant to which New Merger Sub intends to merge with and into the Initial Company, with the Initial Company continuing as the surviving corporation (the “Merger”);
WHEREAS, the Initial Company and the Replacement Company desire to replace the Initial Company under the Credit Agreement with the Replacement Company upon the consummation of the Merger;
WHEREAS, as contemplated by Amendment No. 3, the Initial Company desires to assign to the Replacement Company, and the Replacement Company desires to accept and assume, all of the indebtedness, rights, obligations and liabilities of the Initial Company under the Credit Agreement (other than with respect to any indebtedness, rights, obligations and liabilities of the Initial Company in its capacity as a Designated Subsidiary under the Credit Agreement from and after the Assumption Effective Date) and each other Loan Document, and, subject to the terms and conditions contained in Amendment No. 3, the Lenders, the Agent, the Tranche B Sub-Agent and the Swing Line Sub-Agent have agreed to such assignment and assumption;
WHEREAS, pursuant to Section 4 of Amendment No. 3, upon the effectiveness of such assignment and assumption, the Initial Company shall be released from all indebtedness and other obligations under the Credit Agreement (other than with respect to any indebtedness and obligations of the Initial Company in its capacity as a Designated Subsidiary under the Credit Agreement from and after the Assumption Effective Date) and any other Loan Document;
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.Assumption. Upon the Assumption Effective Date (as defined in Amendment No. 3), without further act or deed, (a) the Initial Company hereby assigns to the Replacement Company, and the Replacement Company hereby assumes, all obligations and liabilities and all rights of the Initial Company as the “Company” under the Credit Agreement and under the other Loan Documents, (b) the Replacement Company shall hereby become a party to the Credit Agreement as the “Company” with the same force and effect as if originally named therein as the Company and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities and rights of the Initial Company (other than in the Initial Company’s capacity as a Designated Subsidiary under the Credit Agreement), (c) the Replacement Company shall hereby be bound by the covenants, representations, warranties and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and which are binding upon, and to be observed or performed by, the Initial Company (other than in the Initial Company’s capacity as a Designated Subsidiary under the Credit Agreement from and after the Assumption Effective Date) or the “Company” under the Credit Agreement and the other Loan Documents to which it is a party, (d) the Replacement Company hereby ratifies and confirms the validity of, and all of its obligations and liabilities under, the Credit Agreement and such other Loan Documents to which it is a party, (e) each reference to the “Company” in the Credit Agreement and in any other Loan Document shall hereby be deemed to refer to the Replacement Company and (f) pursuant to Section 4 of Amendment No. 3, the Initial Company shall be released from its obligations under the Credit Agreement and each other Loan Document to which it is a party (other than with respect to its obligations as a Designated Subsidiary under the Credit Agreement from and after the Assumption Effective Date). The Replacement Company hereby represents and warrants that after giving effect to this Agreement, each of the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof (after giving effect to Amendment No. 3 and this Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to Amendment No. 3 and this Agreement).
2.Joinder to Credit Agreement. By executing and delivering this Agreement, after giving effect to the assumption described in Section 1 of this Agreement, the Replacement Company hereby becomes a party to the Credit Agreement and Loan Documents as the Company thereunder with the same force and effect as if originally named therein as the Company and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of the Company thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of the Company pursuant to the Credit Agreement and any other Loan Document.
3.Effectiveness. This Agreement shall become effective on the date that:
(a)    counterparts of this Agreement signed on behalf of the Initial Company and the Replacement Company shall have been delivered to the Agent; and
(b)    the conditions set forth in Section 3(b) of Amendment No. 3 have been satisfied.
4.Amendment to Credit Agreement and Loan Documents. The Credit Agreement and each of the other Loan Documents is hereby deemed to be amended to the extent, but only to the extent, necessary to effect this Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement. This agreement shall not constitute a novation of the Credit Agreement or the other Loan Documents.
5.Governing Law, Waiver of Jury Trial, etc. The provisions of the Credit Agreement regarding governing law, waiver of trial by jury, jurisdiction and consent to jurisdiction set forth in Sections 9.09, 9.11 and 9.13 of the Credit Agreement are incorporated herein mutatis mutandis.
6.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
7.Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.
COMPUTER SCIENCES CORPORATION, as the Initial Company

By:	Name: Title:
EVERETT SPINCO, INC., as the Replacement Company

By:	Name: Title:

ANNEX II
[FORM OF]
DESIGNATION AGREEMENT

[DATE], 2017

To each of the Lenders
parties to the Credit Agreement
(as defined below) and to Citibank, N.A.,
as Administrative Agent for such Lenders

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of October 11, 2013, as amended by Amendment No. 1 to the Credit Agreement dated as of April 21, 2016, Amendment No. 2 to the Credit Agreement dated as of June 21, 2016 and Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement dated as of February 17, 2017, as supplemented by Incremental Assumption Agreement dated as of June 15, 2016, Second Incremental Assumption Agreement dated as of July 25, 2016 and Third Incremental Assumption Agreement dated as of December 30, 2016, the Designation Agreement dated October 11, 2013 designating CSC Computer Sciences EMEA Finance Limited, CSC Computer Sciences Limited and CSC Computer Sciences UK Holdings Limited as Designated Subsidiaries under the Credit Agreement, the Designation Agreement dated October 11, 2013 designating CSC Japan, LLC as a Designated Subsidiary under the Credit Agreement, the Designation Agreement dated October 11, 2013 designating CSC Australia Pty. Limited as a Designated Subsidiary under the Credit Agreement, and the Designation Agreement dated October 11, 2013 designating CSC Asia Holdings Pte Ltd and CSC Technology Singapore Pte Ltd as Designated Subsidiaries under the Credit Agreement, the Designation Agreement dated December 4, 2014 designating CSC Computer Sciences Capital S.à.r.l., CSC Computer Sciences Holdings S.à.r.l. and CSC Computer Sciences International S.à.r.l. as Designated Subsidiaries under the Credit Agreement, the Designated Subsidiary Termination Notice dated December 29, 2016 terminating CSC Asia Holdings Pte Ltd as a Designated Subsidiary under the Credit Agreement, and as further modified by the Request for Extension of Commitment Termination Date dated September 4, 2014, the Request for Extension of Commitment Termination Date dated September 1, 2015 and the Request for Extension of Commitment Termination Date dated September 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Everett SpinCo, Inc., a Nevada corporation (the “Company”), the Designated Subsidiaries party thereto from time to time, the Lenders party thereto from time to time, and Citibank, N.A., as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meaning.
Please be advised that the Company hereby designates its undersigned Subsidiary, Computer Sciences Corporation, a Nevada corporation (the “Designated Subsidiary”), as a “Designated Subsidiary” under and for all purposes of the Credit Agreement.
The Designated Subsidiary, in consideration of each Lender’s agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a “Designated Subsidiary” and a “Borrower” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated Subsidiary hereby represents and warrants to each Lender as follows:
(a)     The Designated Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Designated Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions which require such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole.
(b)    The execution and delivery by the Designated Subsidiary of this Designation Agreement, and the performance by the Designated Subsidiary of its obligations under the Loan Documents to which it is a party, are within the Designated Subsidiary’s corporate or other powers, have been duly authorized by all necessary corporate or other action, and do not contravene (i) the Designated Subsidiary’s certificate of incorporation or bylaws or comparable organizational documents or (ii) law or any material contractual restriction binding on or affecting the Designated Subsidiary. Each of this Designation Agreement and the Credit Agreement as supplemented by this Designation Agreement is a valid and binding obligation of the Designated Subsidiary enforceable against the Designated Subsidiary in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and to the application of general principles of equity.
(c)    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Designated Subsidiary of this Designation Agreement and the performance by the Designated Subsidiary of its obligations under the Loan Documents to which it is a party except for those which have been obtained and remain in full force and effect.
The Designated Subsidiary hereby agrees that service of process in any action or proceeding brought in any New York State court or in federal court arising out of or relating to the Credit Agreement may be made upon the Company at its offices at 1775 Tysons Boulevard, McLean, Virginia 22102, Attention: William L. Deckelman, Jr., Executive Vice President, General Counsel and Secretary (the “Process Agent”) and the Designated Subsidiary hereby irrevocably appoints the Process Agent to give any notice of any such service of process, and agrees that the failure of the Process Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.
The Company hereby accepts such appointment as Process Agent and agrees that (i) the Company will maintain an office in McLean, Virginia through the Termination Date or will give the Agent prompt notice of any change of such address of the Company, (ii) the Company will perform its duties as Process Agent to receive on behalf of the Designated Subsidiary and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or federal court sitting in New York City arising out of or relating to the Credit Agreement and (iii) the Company will forward forthwith to the Designated Subsidiary at its address at 1775 Tysons Boulevard, McLean, Virginia 22102 or, if different, its then current address, copies of any summons, complaint and other process which the Company received in connection with its appointment as Process Agent.
This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
EVERETT SPINCO, INC., a Nevada corporation, as the Company

By _________________________
Name:
Title:

COMPUTER SCIENCES CORPORATION, a Nevada corporation, as the Designated Subsidiary
By__________________________
Name:
Title:

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